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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 23, 2002

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

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               Delaware                  333-83816              13-3439681
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     (State or Other Jurisdiction       (Commission          (I.R.S. Employer
           of Incorporation             File Number)      Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                               10013
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635


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                                       -2-

Item 7.    FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)      Not applicable

           (b)      Not applicable

           (c)      Exhibits:



                              Item 601(a) of
                              Regulation S-K
    Exhibit No.                Exhibit No.             Description
    -----------                -----------             -----------
         1                         5.1               Opinion and Consent of
                                                     Thacher Proffitt & Wood



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 23, 2002
                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.

                                       By: /s/ Matthew Bollo
                                           ---------------------------
                                           Name:  Matthew Bollo
                                           Title: Assistant Vce President

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                                  EXHIBIT INDEX




                      Item 601(a) of
                      Regulation S-K
Exhibit No.             Exhibit No.                   Description
-----------             -----------                   -----------
     1                      5.1                    Opinion and Consent of
                                                   Counsel